Exhibit (d)(39)

Schedule A

Trusts and Portfolios Covered by the Amended and Restated Master International
Fixed-Income Research Agreement
dated as of August 1, 2007
between

Fidelity International Investment Advisors (currently known as FIL Investment Advisors)

and

Fidelity Investments Money Management, Inc.

Name of Trust	Name of Portfolio	Type of Fund	Effective Date
Fidelity Advisor Series II	Fidelity Advisor Intermediate Bond Fund	Fixed Income	10/01/2003
Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund	Fixed Income	10/01/2003
Fidelity Advisor Series II	Fidelity Advisor Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Advisor Series II	Fidelity Advisor Short Fixed-Income Fund	Fixed Income	10/01/2003
Fidelity Advisor Series IV	Fidelity Institutional Short-Intermediate Government Fund	Fixed Income	10/01/2003
Fidelity California Municipal Trust	Fidelity California Municipal Income Fund	Fixed Income	10/01/2003
Fidelity California Municipal Trust	Fidelity California Short-Intermediate Tax-Free Bond Fund	Fixed Income	10/25/2005
Fidelity California Municipal Trust II	Fidelity California AMT Tax-Free Money Market Fund	Money Market	10/01/2003
Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Colchester Street Trust	Government Portfolio	Money Market	10/01/2003
Fidelity Colchester Street Trust	Money Market Portfolio	Money Market	10/01/2003
Fidelity Colchester Street Trust	Prime Money Market Portfolio	Money Market	10/01/2003
Fidelity Colchester Street Trust	Tax-Exempt Portfolio	Money Market	10/01/2003
Fidelity Colchester Street Trust	Treasury Only Portfolio	Money Market	10/01/2003
Fidelity Colchester Street Trust	Treasury Portfolio	Money Market	10/01/2003
Fidelity Court Street Trust	Fidelity Connecticut Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Court Street Trust	Fidelity New Jersey Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Court Street Trust II	Fidelity Connecticut Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Court Street Trust II	Fidelity New Jersey AMT Tax-Free Money Market Fund	Money Market	10/01/2003
Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Fixed-Income Trust	Fidelity Inflation-Protected Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Fidelity Intermediate Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Fidelity Investment Grade Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Money Market Portfolio	Money Market	10/01/2003
Fidelity Fixed-Income Trust	Fidelity Series Inflation-Protected Bond Index Fund	Fixed Income	7/16/2009
Fidelity Fixed-Income Trust	Fidelity Series Investment Grade Bond Fund	Fixed Income	9/18/2008
Fidelity Fixed-Income Trust	Fidelity Short-Term Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Fidelity Tax-Free Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Fidelity U.S. Bond Index Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Spartan Intermediate Treasury Bond Index Fund	Fixed Income	11/17/2005
Fidelity Fixed-Income Trust	Spartan Long-Term Treasury Bond Index Fund	Fixed Income	11/17/2005
Fidelity Fixed-Income Trust	Spartan Short-Term Treasury Bond Index Fund	Fixed Income	11/17/2005
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund	Money Market	10/01/2003
Fidelity Garrison Street Trust	VIP Investment Grade Central Fund	Fixed Income	6/23/2006
Fidelity Hereford Street Trust	Fidelity Government Money Market Fund	Money Market	10/01/2003
Fidelity Hereford Street Trust	Fidelity Money Market Fund	Money Market	10/01/2003
Fidelity Hereford Street Trust	Fidelity U.S. Treasury Money Market Fund	Money Market	10/01/2003
Fidelity Income Fund	Fidelity Ginnie Mae Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Government Income Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Intermediate Government Income Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Total Bond Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Ultra-Short Bond Fund	Fixed Income	10/01/2003
Fidelity MA Municipal Trust	Fidelity Massachusetts AMT Tax-Free Money Market Fund	Money Market	10/01/2003
Fidelity MA Municipal Trust	Fidelity Massachusetts Municipal Income Fund	Fixed Income	10/01/2003
Fidelity MA Municipal Trust	Fidelity Massachusetts Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Money Market Trust	Retirement Government Money Market Portfolio	Money Market	10/01/2003
Fidelity Money Market Trust	Retirement Money Market Portfolio	Money Market	10/01/2003
Fidelity Municipal Trust	Fidelity Michigan Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Fidelity Minnesota Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Fidelity Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Fidelity Ohio Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Fidelity Pennsylvania Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Fidelity Short-Intermediate Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust II	Fidelity Michigan Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Municipal Trust II	Fidelity Ohio Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Municipal Trust II	Fidelity Pennsylvania Municipal Money Market Fund	Money Market	10/01/2003
Fidelity New York Municipal Trust	Fidelity New York Municipal Income Fund	Fixed Income	10/01/2003
Fidelity New York Municipal Trust II	Fidelity New York AMT Tax-Free Money Market Fund	Money Market	10/01/2003
Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Newbury Street Trust	Prime Fund	Money Market	10/01/2003
Fidelity Newbury Street Trust	Tax-Exempt Fund	Money Market	10/01/2003
Fidelity Newbury Street Trust	Treasury Fund	Money Market	10/01/2003
Fidelity Phillips Street Trust	Fidelity Cash Reserves	Money Market	10/01/2003
Fidelity Phillips Street Trust	Fidelity U.S. Government Reserves	Money Market	10/01/2003
Fidelity Revere Street Trust	Fidelity Cash Central Fund	Money Market	10/01/2003
Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund	Money Market	10/01/2003
Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund	Money Market	10/01/2003
Fidelity Revere Street Trust	Fidelity Tax-Free Cash Central Fund	Money Market	1/15/2004
Fidelity School Street Trust	Fidelity Intermediate Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Union Street Trust	Fidelity Arizona Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Union Street Trust	Fidelity Maryland Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Union Street Trust II	Fidelity AMT Tax-Free Money Fund	Money Market	10/01/2003
Fidelity Union Street Trust II	Fidelity Arizona Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Union Street Trust II	Fidelity Municipal Money Market Fund	Money Market	10/01/2003
North Carolina Capital Management Trust	Cash Portfolio	Money Market	10/01/2003
North Carolina Capital Management Trust	Term Portfolio	Fixed Income	10/01/2003
Variable Insurance Products Fund V	Money Market Portfolio	Money Market	10/01/2003
Variable Insurance Products Fund V	Investment Grade Bond Portfolio	Fixed Income	10/01/2003

Solely for purposes of Section 3 ("Compensation") of the Agreement, the following funds are deemed listed on Schedule A:

Name of LLC	Name of Portfolio	Type of Fund	Effective Date
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-5 Year Central Fund	Fixed-Income	7/20/2006
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-10 Year Central Fund	Fixed-Income	7/20/2006
Fidelity Central Investment Portfolios II LLC	Fidelity Mortgage Backed Securities Central Fund	Fixed-Income	7/20/2006
Fidelity Central Investment Portfolios II LLC	Fidelity Tactical Income Central Fund	Fixed-Income	9/16/2004

Agreed and Accepted
as of July 16, 2009

Fidelity Investments Money Management, Inc.	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Fidelity International Investment Advisors (currently known as FIL Investment Advisors)

By: /s/ JS Wynant		By: /s/ Allan Pelvang
Name: JS Wynant		Name: Allan Pelvang
Title: Treasurer		Title: Director